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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           May 15, 1998
                                                      ---------------------



                              LADD FURNITURE, INC.
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             (Exact name of registrant as specified in its charter)





  North Carolina                  0-11577                       56-1311320
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  (State or other               (Commission                  (I.R.S. Employer
   jurisdiction                 File Number)                 Identification No.)
 of Incorporation)
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4620 Grandover Parkway, P.O. Box 26777, Greensboro, North Carolina    27417-6777
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      (Address of principal executive offices)                        (Zip Code)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (336) 294-5233
                                                    ------------------------



         (Former name or former address, if changed since last report.)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.


ITEM 5.  OTHER EVENTS.

                  Effective May 15, 1998, the Registrant amended the terms and conditions of its Loan and Security Agreement dated as of July 12, 1996, as previously amended, among LADD Furniture, Inc., certain of its subsidiaries, the financial institutions party thereto from time to time as the lenders, NationsBank, N.A. and Fleet Capital Corporation as the "Co-Agents," and NationsBank, N.A., as Administrative Agent for the lenders (credit facility) to, among other things, extend the term of the revolving credit facility to July 12, 2000; lower the interest rate pricing on the Company's revolving credit and term facilities; lower the letter of credit fees and early payment fee; and amend the financial reporting requirements and certain financial covenants. The amendment to the Credit Facility is attached hereto as Exhibit 10.1.

                  On May 19, 1998, the Registrant issued a press release reporting the amendment of the terms and conditions of its Credit Facility. The press release is attached hereto as Exhibit 10.2.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  a)       Exhibits

                           10.1 Amendment No. 6 and Consent to Loan and Security Agreement dated as of July 12, 1996.

                           10.2     Press Release dated May 19, 1998.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LADD FURNITURE, INC.


Date:  May 21, 1998                   By: /s/William S. Creekmuir
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                                          William S. Creekmuir

                                      Title: Executive Vice President, Chief
                                             Financial Officer, Treasurer and
                                             Secretary